Filed under Rules 497(e) and 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA PIMCO VCP Tactical Balanced Portfolio

(the “Portfolio”)

Supplement dated February 6, 2019

to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2018, as supplemented and amended to date

This Supplement replaces the previous Supplement dated January 22, 2019.

Portfolio Manager Changes. Effective July 20, 2018, Mike Cudzil replaced Sudi Mariappa as a Portfolio Manager for the Portfolio. Additionally, effective August 30, 2018, Mohit Mittal replaced Josh Thimons as Mr. Cudzil’s back-up Portfolio Manager for the Portfolio. Accordingly, as of each respective date, all references to Messrs. Mariappa and Thimons in the Summary Prospectus and Prospectus are deleted in their entirety.

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the subsection of the Prospectus entitled “Portfolio Summary: SA PIMCO VCP Tactical Balanced Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Josh Davis, PhD. Managing Director, Portfolio Manager – Equity/Vol Management	2013
Mike Cudzil Managing Director, Portfolio Manager – Fixed Income	2018
Mohit Mittal Managing Director, Portfolio Manager – Fixed Income	2018
Graham A. Rennison Senior Vice President, Portfolio Manager – Equity/Vol Management	2016

In the subsection of the Prospectus entitled “Management – Information about the Subadvisers,” the information with respect to “Pacific Investment Management Company, LLC (PIMCO)” is deleted in its entirety and replaced with the following:

Pacific Investment Management Company, LLC (PIMCO) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO manages $1.75 trillion in assets, including $1.33 trillion in third-party client assets as of December 31, 2017. PIMCO’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

The SA PIMCO VCP Tactical Balanced Portfolio is managed by Josh Davis, PhD., Mike Cudzil, Mohit Mittal and Graham A. Rennison.

Mike Cudzil is a managing director in the Newport Beach office and a senior member of the liability driven investment portfolio management team. He has served as chair of the Americas Portfolio Committee, as a rotating member on the PIMCO Investment Committee and his portfolio expertise spans co-head of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. Mr. Cudzil previously held similar roles at Bank of America and Lehman Brothers, as well as a senior trading position at Salomon Brothers. He has 21 years of investment experience and holds a bachelor’s degree in political science from the University of Pennsylvania.

Mr. Davis is a managing director and portfolio manager in the Newport Beach office. He is a senior member of PIMCO’s quantitative strategies portfolio management team and manages multi-strategy alternatives, managed futures, managed volatility and tail risk hedging portfolios. He has conducted research and published extensively on systematic strategies, innovative hedging solutions and alternative risk premia. He began his career at PIMCO in the portfolio analytics group, where he worked on developing the core infrastructure for analyzing multi-asset portfolios and advised institutional clients globally. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago. He has 15 years of investment experience and holds a Ph.D. in economics with an emphasis on macroeconomics and finance from Northwestern University, where he also earned his master’s degree. He holds undergraduate degrees in pure mathematics and management science from the University of California, San Diego.

Mr. Mittal is a managing director and portfolio manager in the Newport Beach office, and a senior member of the liability driven investment and credit portfolio management teams. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return and unconstrained bond portfolios. In addition, he is head of the U.S. investment grade, high yield and emerging market credit trading desks. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal also serves on the board of Orangewood Foundation. He joined the firm in 2007 and holds an MBA from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

Mr. Rennison is a senior vice president in the quantitative portfolio management group in the Newport Beach office, focusing on multi-asset-class systematic strategies. He was previously a member of the client analytics group, advising clients on strategic asset allocation. Prior to joining PIMCO in 2011, Mr. Rennison was a director and head of systematic strategies research at Barclays Capital in New York and also spent five years at Lehman Brothers. He has 16 years of investment experience.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-PVT1.2 (02/19)

Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA PIMCO VCP Tactical Balanced Portfolio

(the “Portfolio”)

Supplement dated February 6, 2019

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented and amended to date

This Supplement replaces the previous Supplement dated January 22, 2019.

In the table under the subsection entitled “PORTFOLIO MANAGERS – Other Accounts,” the information with respect to Pacific Investment Management Company LLC (“PIMCO”) is deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2018)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
PIMCO	Davis, Josh	9	$7,411	8	$15	14 (2)	$1,770 ($813)
	Cudzil, Mike*	16	$14,410	2	$116	75 (4)	$42,279 ($789)
	Mittal, Mohit*	14	$23,473	14 (2)	$7,659 ($1,924)	135 (4)	$63,087 ($700)
	Rennison, Graham	20	$1,954	—	—	—	—
*Information is provided as of December 31, 2018.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP2.1 (02/19)